UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2007

ANESIVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50573	77-0503399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Gateway Boulevard

South San Francisco, California 94080

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (650) 624-9600

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on June 29, 2007, James N. Campbell, M.D. became a member of Anesiva’s board of directors. Dr. Campbell was elected as a Class I director with a term expiring at the 2010 annual meeting of Anesiva’s stockholders. There was no arrangement or understanding between Dr. Campbell and any other person pursuant to which Dr. Campbell was selected as a director. Dr. Campbell has not been appointed to any committees of the board at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2007	ANESIVA, INC.

	By:	/s/ Patrick A. Broderick
Patrick A. Broderick
Vice President and General Counsel